EXHIBIT 32.1

World Scan Project, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of World Scan Project, Inc. (the Company) on Form 10-K for the fiscal year ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ryohei Uetaki, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ryohei Uetaki and will be retained by World Scan Project, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 10, 2023

By: /s/ Ryohei Uetaki

Ryohei Uetaki,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

World Scan Project, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of World Scan Project, Inc. (the Company) on Form 10-K for the fiscal year ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ryohei Uetaki, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ryohei Uetaki and will be retained by World Scan Project, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 10, 2023

By: /s/ Ryohei Uetaki

Ryohei Uetaki,

Chief Financial Officer

(Principal Financial Officer)